UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2019
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.003 par value per share	AFH	Nasdaq Stock Market
6.625% Senior Unsecured Notes due 2022	AFHBL	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 11, 2019, Atlas Financial Holdings, Inc. (the “Company”) received a deficiency notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(1)(C) because the Company’s Market Value of Publicly Held Shares (“MVPHS”) for the last 30 consecutive business days was below the minimum MVPHS requirement of $5,000,000. The Company has been granted a 180 day grace period to regain compliance, which requires that the Company’s MVPHS must close at $5,000,000 or more for a minimum of ten consecutive business days by March 9, 2020.   Alternatively, the Company may consider applying to transfer the Company’s securities to The Nasdaq Capital Market (the “Capital Market”), which has a continued listing MVPHS requirement of only $1,000,000. The Company will monitor the MVPHS and consider available options in the event that its MVPHS continues to remain below $5,000,000.

As previously disclosed, the Company also received notification letters from Nasdaq regarding the Company’s failure to timely file periodic reports, in connection with which the Company has a hearing scheduled before the Nasdaq Hearings Panel. The Company is also under a grace period for the $1.00 per share bid price requirement, which expires on December 10, 2019. It is the Company’s intent to fully regain compliance with all applicable Nasdaq listing standards as soon as practicable. However, there can be no assurance that the Company will be able to regain compliance with the applicable requirements within a period of time acceptable to Nasdaq.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
September 13, 2019